UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 13, 2008

                    Morgan Stanley Cornerstone Fund III L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

     Delaware                       0-13299                      13-3190919
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(State or Other                 (Commission File                (IRS Employer
Jurisdiction of                      Number)                   Identification
Incorporation)                                                       No.)


c/o Demeter Management Corporation,
522 Fifth Avenue, 13th Floor, New York, NY                         10036
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:   (212) 296-1999
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        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

   Item 1.02.  Termination of a Material Definitive Agreement.

      On October 14, 2008, the Registrant, Demeter Management Corporation, the general partner of the Registrant (the "General Partner"), and Graham Capital Management, L.P. ("Graham") agreed, effective October 31, 2008, to terminate the Management Agreement dated as of January 1, 2003, and any amendments or revisions subsequently made thereto, among the Registrant, the General Partner and Graham (the "Graham Management Agreement"), pursuant to which Graham trades a portion of the Registrant's assets in commodity interest contracts. Consequently, Graham shall cease all commodity interest trading on behalf of the Registrant effective October 31, 2008.

      No penalties have been incurred by any of the parties as a result of the termination of the Graham Management Agreement.

      On October 13, 2008, the Registrant, the General Partner, and Sunrise Capital Management, Inc. ("Sunrise") agreed, effective October 31, 2008, to terminate the Management Agreement dated as of November 15, 1983, and any amendments or revisions subsequently made thereto, among the Registrant, the General Partner and Sunrise (the "Sunrise Management Agreement"), pursuant to which Sunrise trades a portion of the Registrant's assets in commodity interest contracts. Consequently, Sunrise shall cease all commodity interest trading on behalf of the Registrant effective October 31, 2008.

      No penalties have been incurred by any of the parties as a result of the termination of the Sunrise Management Agreement.

      The Graham Management Agreement and the Sunrise Management Agreement are being terminated in contemplation of the termination and liquidation of the Registrant.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MORGAN STANLEY CORNERSTONE FUND III L.P.

Date:  October 17, 2008         By: Demeter Management Corporation
                                    as General Partner

                                   /s/ Walter Davis
                                ------------------------------------------
                                Name:  Walter Davis
                                Title: President